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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549
         ---------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 18, 1998
                                                          --------------

                         Celestial Ventures Corporation
                Exact name of registrant as specified in charter


 Nevada                            33-12613 NY             22-2814206
 ------                            -----------             ----------
(State or other jurisdiction) (Commission File Number)    (IRS Employer
                                                          Identification No.)


382 Route 59, Section 310, Monsey, New York                  10952
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  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number,
including area code   (914) 369-0132
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Item 5.           Other Events.

On March 18, 1998, Celestial Ventures Corporation (the "Registrant") and Polymer Dynamics, Inc. ("Polymer") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for transactions that will result in Polymer being merged with and into Registrant. The company surviving the merger will be a Nevada corporation that will be called Polymer Dynamics, Inc. Completion of the merger is subject to, among other things, the approval of the Registrant's and Polymer's stockholders. Under the Merger Agreement each outstanding share of Registrant's Common Stock shall remain unchanged, and each outstanding share of Registrant's Preferred Stock will be converted into one-fifteenth (1/15th) of a share of the surviving corporation's Common Stock. Each outstanding share of Polymer's Common Stock and Series A Preferred Stock will be converted into a single share of Common Stock and Series A Preferred Stock, respectively, of the surviving corporation. A copy of the Merger Agreement is filed herewith as an exhibit.

The Registrant and Polymer jointly issued a press release dated March 25, 1998 announcing that their boards of directors approved the agreement to merge the two corporations. Based on the current number of shares of the Registrant's and Polymer's capital stock outstanding, upon completion of the merger, the former stockholders of Polymer will own approximately 92% of the Common Stock of the surviving corporation. A copy of the press release is also filed herewith as an exhibit.

Item 7.           Financial Statements and Exhibits

 ( c )            Exhibits (numbered in accordance with Item 601 of
                  Regulation S-B).

         Exhibit (2)       Copy of Agreement and Plan of Merger, dated as of
                           March 18, 1998, between Celestial Ventures
                           Corporation and Polymer Dynamics, Inc.

         Exhibit (99)      Celestial  Ventures  Corporation  and Polymer
                           Dynamics,  Inc. Press Release dated March
                           25, 1998.

In accordance with Item 601(b)(2) of Regulation S-B, the exhibits described in the Table of Contents of Exhibit (2) have not been filed. The Registrant hereby agrees to furnish supplementary copies of such exhibits to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     CELESTIAL VENTURES CORPORATION
                                     ------------------------------
                                              (Registrant)


Dated:  March 26, 1998           By:  /s/  Irwin Schneidmill
                                     -----------------------------
                                     Irwin Schneidmill, President

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